Exhibit 99.2

Supplemental Information

December 31, 2008

Supplemental Information

Table of Contents

December 31, 2008

The information within refers to all Highwoods Properties’ wholly-owned entities, except pages 30 to 36, unless noted otherwise. Wholly-owned entities include properties classified as both continuing operations and discontinued operations.

All financial information contained in this document is unaudited. In addition, certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward-looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and other risks listed at the end of our fourth quarter earnings press release and detailed from time to time in the Company’s SEC reports. Highwoods assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

This supplemental also includes non-GAAP financial measures, such as Funds From Operations (FFO) and net operating income (NOI). Definitions of FFO and NOI and an explanation of management’s view of the usefulness and risks of FFO and NOI can be found toward the end of the third quarter earnings press release.

Highwoods Properties, Inc.	TOC	12/31/08

Summary

Amounts in thousands, except per share amounts

	Three Months Ended
	12/31/08	09/30/08	06/30/08	03/31/08	12/31/07

Shares and units:

Common shares outstanding at end of period	63,572	63,545	57,632	57,309	57,167
Common units outstanding at end of period	4,067	3,906	3,933	3,951	4,057
Weighted average common shares outstanding—basic	63,038	58,497	56,940	56,729	56,640
Weighted average common shares outstanding—diluted	67,308	62,938	61,492	61,050	61,347

Share price:

At end of period	$27.36	$35.56	$31.42	$31.07	$29.38
High close during period	34.29	37.94	37.38	32.34	38.26
Low close during period	15.59	29.88	31.42	26.67	28.89

Financial information:

Land sale gains, net of (impairments)	$(1,565)	$1,727	$89	$—	$(419)
Gains on for-sale residential condominiums, net of partner’s interest	4,301	—	—	—	—
Lease termination income	216	436	26	1,900	840
Straight line rental income	701	967	1,892	2,404	4,048
Capitalized interest	1,399	2,106	2,221	2,585	2,489
Impairments on depreciable properties	(32,442)	—	—	—	—
Gains on sales of depreciable properties	6,685	3,155	5,045	3,726	8,623

Funds from operations per share—diluted	$0.20	$0.71	$0.69	$0.71	$0.65

Funds from operations per share—diluted, excluding certain items 1/	$0.68	$0.71	$0.69	$0.71	$0.65

Wholly-owned property information:

In-Service rentable square feet:
Office	19,556	19,416	19,416	19,565	19,260
Industrial	6,467	6,049	6,299	6,036	6,036
Retail	1,350	1,342	1,343	1,314	1,317

Total	27,373	26,807	27,058	26,915	26,613

In-Service occupancy:
Office	90.2%	90.4%	90.8%	90.4%	91.1%
Industrial	92.6%	95.2%	91.4%	91.0%	94.2%
Retail	94.6%	93.6%	93.5%	92.9%	94.9%

Total	91.0%	91.6%	91.1%	90.7%	92.0%

1/	Excludes impairments on depreciable assets and preferred stock redemption/repurchase charges.

Highwoods Properties, Inc.	i	12/31/08

Corporate Information

Board of Directors

Thomas W. Adler

Gene H. Anderson

Edward J. Fritsch

David J. Hartzell, Ph.D.

Lawrence S. Kaplan

Sherry A. Kellett

L. Glenn Orr Jr.

O. Temple Sloan Jr., Chairman

Corporate Officers

Edward J. Fritsch

President, Chief Executive Officer and Director

Michael E. Harris

Executive Vice President and Chief Operating Officer

Terry L. Stevens

Senior Vice President, Chief Financial Officer

Daniel L. Clemmens

Vice President, Chief Accounting Officer

S. Hugh Esleeck

Treasurer

Peter T. Jardine

Vice President, Corporate Marketing

Carman J. Liuzzo

Vice President, Investments

Art H. McCann

Chief Information Officer

Jeffrey D. Miller

Vice President, General Counsel and
Secretary

Kevin E. Penn

Vice President, Strategy

Michael D. Starchville

Vice President, Asset Management

Tabitha N. Zane

Vice President, Investor Relations and

Corporate Communications

Research Coverage

Credit Suisse—North America

Steve Benyik—212-538-0239

Citigroup Global Markets

Michael Bilerman—212-816-1383

Deutsche Banc Securities

Lou Taylor—212-469-4912

Friedman, Billings, Ramsey & Co., Inc.

Wilkes Graham—703-312-9737

Green Street Advisors

Cedric Lachance—949-640-8780

RW Baird

Chris Lucas—703-821-5780

Stifel Nicolaus

John Guinee—443-224-1307

Erin Aslakson—443-224-1350

UBS Securities

Jamie Feldman—212-713-4932

Wachovia Securities

Chris Haley - 443-263-6773

Macquarie Research

Nick Pirsos—212-231-2457

Highwoods Properties, Inc.	ii	12/31/08

Corporate Information

Divisional Officers

Atlanta/Piedmont Triad

Gene H. Anderson—Senior Vice President

Atlanta, GA

James V. Bacchetta, Vice President

Piedmont Triad, NC

E. F. “Rick” Dehnert, Vice President

Orlando, FL

Steven J. Garrity, Vice President

Tampa, FL

Daniel E. Woodward, Vice President

Raleigh, NC

Thomas “Skip” Hill, Vice President

Richmond, VA

Paul W. Kreckman, Vice President

Nashville/Memphis/Greenville

W. Brian Reames—Senior Vice President

Nashville, TN and Greenville, SC

W. Brian Reames, Senior Vice President

Memphis, TN

Steven L. Guinn, Vice President

Kansas City, MO

Glenn E. Stephenson, Vice President

Corporate Headquarters

Highwoods Properties, Inc.

3100 Smoketree Court, Suite 600

Raleigh, NC 27604

919-872-4924

Stock Exchange

NYSE            Trading Symbol: HIW

Investor Relations Contact

Tabitha Zane

Vice President, Investor Relations and Corporate Communications

Phone:    919-431-1529

Fax:        919-431-1439

E-mail:   tabitha.zane@highwoods.com

Information Request

To request a standard Investor Relations package, Annual Report or to be added to our e-mail or fax list, please contact the Corporate Communications/IR Specialist at:

Phone:    919-431-1529

Email:    HIW-IR@highwoods.com

The Company

Highwoods Properties, Inc., a member of the S&P MidCap 400 Index, is a fully integrated, self-administered and self-managed equity real estate investment trust (“REIT”) that provides leasing, management, development, construction and other customer-related services for its properties and for third parties. As of December 31, 2008, the Company owned or had an interest in 383 in-service office, industrial and retail properties encompassing approximately 35.3 million square feet. Highwoods also wholly-owned 580 acres of development land. Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Kansas, Maryland, Mississippi, Missouri, North Carolina, South Carolina, Tennessee, and Virginia. For more information about Highwoods Properties, please visit our website at www.highwoods.com.

Highwoods Properties, Inc.	iii	12/31/08

Consolidated Statements of Income

Amounts in thousands, except per share amounts

	Year Ended		Three Months Ended
	12/31/08	12/31/07	12/31/08	09/30/08	06/30/08	03/31/08	12/31/07

Rental and other revenues	$461,003	$428,446	$117,103	$115,451	$115,015	$113,434	$113,082

Operating expenses:
Rental property and other expenses	165,733	153,407	44,132	41,795	41,229	38,577	40,478
Depreciation and amortization	126,767	120,254	32,862	31,939	31,217	30,749	30,309
Impairment of assets held for use	32,846	789	32,846	—	—	—	—
General and administrative	38,043	41,570	8,681	8,885	10,766	9,711	10,142

Total operating expenses	363,389	316,020	118,521	82,619	83,212	79,037	80,929

Interest expenses:
Contractual	92,858	93,992	23,055	22,995	23,345	23,463	24,478
Amortization of deferred financing costs	2,716	2,415	678	714	686	638	624
Financing obligations	2,918	3,930	631	783	764	740	962

	98,492	100,337	24,364	24,492	24,795	24,841	26,064

Other income:
Interest and other income	3,832	6,393	419	1,017	1,601	795	1,304

	3,832	6,393	419	1,017	1,601	795	1,304

Income/(loss) before disposition of property and condominiums, insurance gain, minority interest and equity in earnings of unconsolidated affiliates	2,954	18,482	(25,363)	9,357	8,609	10,351	7,393
Net gains/(losses) on disposition of property	781	20,562	(1,071)	1,745	107	—	190
Gains on for-sale residential condominiums 1/	5,617	—	5,617	—	—	—	—
Gain from property insurance settlement	—	4,128	—	—	—	—	—
Minority interests	(2,334)	(3,547)	(75)	(799)	(656)	(804)	(439)
Equity in earnings of unconsolidated affiliates	5,878	13,110	1,155	1,214	1,520	1,989	180

Income/(loss) from continuing operations	12,896	52,735	(19,737)	11,517	9,580	11,536	7,324
Discontinued operations:
Income from discontinued operations, net of minority interest	1,773	4,525	194	254	701	624	655
Net gains on sales of discontinued operations, net of minority interest	17,323	32,012	6,198	2,940	4,702	3,483	7,479
Release of FASB FIN 48 tax liability	—	1,473	—	—	—	—	—

	19,096	38,010	6,392	3,194	5,403	4,107	8,134

Net income/(loss)	31,992	90,745	(13,345)	14,711	14,983	15,643	15,458
Dividends on preferred stock	(9,804)	(13,477)	(1,677)	(2,451)	(2,838)	(2,838)	(2,838)
Excess of preferred stock redemption cost over carrying value	(108)	(2,285)	—	(108)	—	—	—

Net income/(loss) available for common stockholders	$22,080	$74,983	$(15,022)	$12,152	$12,145	$12,805	$12,620

Net income/(loss) per common share—diluted:
Income/(loss) from continuing operations	$0.05	$0.65	$(0.34)	$0.15	$0.12	$0.15	$0.08
Income from discontinued operations	0.32	0.66	0.10	0.06	0.09	0.07	0.14

Net income/(loss)	$0.37	$1.31	$(0.24)	$0.21	$0.21	$0.22	$0.22

Weighted average common shares outstanding—diluted	63,238	61,547	63,038	62,938	61,492	61,050	61,347

Dividends declared and paid per common share	$1.700	$1.700	$0.425	$0.425	$0.425	$0.425	$0.425

1/	After deducting our partner’s share, which is reflected in “Minority interest”, net gains to the Company were $4,301.

Highwoods Properties, Inc.	1	12/31/08

Funds from Operations

and Additional Information

Amounts in thousands, except per share amounts

	Year Ended		Three Months Ended
	12/31/08	12/31/07	12/31/08	09/30/08	06/30/08	03/31/08	12/31/07
Funds from operations:
Net income/(loss)	$31,992	$90,745	$(13,345)	$14,711	$14,983	$15,643	$15,458
Dividends on preferred stock	(9,804)	(13,477)	(1,677)	(2,451)	(2,838)	(2,838)	(2,838)
Excess of preferred stock redemption cost over carrying value	(108)	(2,285)	—	(108)	—	—	—

Net income/(loss) available for common stockholders	22,080	74,983	(15,022)	12,152	12,145	12,805	12,620
Add/(deduct):
Depreciation and amortization of real estate assets	124,822	117,836	32,389	31,469	30,772	30,192	29,733
(Gains) on disposition of depreciable properties	(126)	(3,952)	(90)	(18)	(18)	—	(609)
Minority interest from the Operating Partnership in income from continuing operations	293	2,868	(1,376)	598	465	606	278
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	12,751	13,438	3,285	3,136	3,395	2,935	4,587
(Gains) on disposition of depreciable properties	—	(7,158)	—	—	—	—	—
Discontinued operations:
Depreciation and amortization of real estate assets	853	3,610	166	170	157	360	598
(Gains) on disposition of depreciable properties	(18,485)	(34,861)	(6,595)	(3,137)	(5,027)	(3,726)	(8,014)
Release of FASB FIN 48 tax liability	—	(1,473)	—	—	—	—	—
Minority interest in income from discontinued operations	1,284	2,803	409	214	374	287	582

Funds from operations	$143,472	$168,094	$13,166	$44,584	$42,263	$43,459	$39,775

Funds from operations per share—diluted
Net income/(loss) available for common stockholders	$0.37	$1.31	$(0.24)	$0.21	$0.21	$0.22	$0.22
Add/(deduct):
Depreciation and amortization of real estate assets	1.98	1.91	0.49	0.50	0.50	0.49	0.48
(Gains) on disposition of depreciable properties	—	(0.06)	—	—	—	—	(0.01)
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	0.20	0.22	0.05	0.05	0.06	0.05	0.08
(Gains) on disposition of depreciable properties	—	(0.12)	—	—	—	—	—
Discontinued operations:
Depreciation and amortization of real estate assets	0.01	0.06	—	—	—	0.01	0.01
(Gains) on disposition of depreciable properties	(0.29)	(0.57)	(0.10)	(0.05)	(0.08)	(0.06)	(0.13)
Release of FASB FIN 48 tax liability	—	(0.02)	—	—	—	—	—

Funds from operations	$2.27	$2.73	$0.20	$0.71	$0.69	$0.71	$0.65

Weighted average shares outstanding—diluted	63,238	61,547	67,308	62,938	61,492	61,050	61,347

Additional information: 1/

Funds from operations, excluding certain items 2/	$176,022	$170,763	$45,608	$44,692	$42,263	$43,459	$39,775

Funds from operations per share, excluding certain items 2/	$2.78	$2.77	$0.68	$0.71	$0.69	$0.71	$0.65

Straight line rental income	$(5,964)
Amortization of lease incentives	1,041
Depreciation of non-real estate assets	1,312
Ground lease straight line rent	165
Amortization of stock-based compensation	6,717
Amortization of deferred financing costs	2,717
Amortization of accumulated other comprehensive loss	181
Harborview non-cash FMV charge	(140)

Non-incremental revenue generating capital expenditures paid: 3/
Building improvements	(22,202)
2nd generation tenant improvements	(27,076)
2nd generation lease commissions	(12,177)

Common dividends and unit distributions paid	(106,957)

1/	Increase or (decrease) to cash flows.
2/	Excludes impairments on depreciable assets and preferred stock redemption/repurchase charges.
3/	Excludes capital expenditures paid for buildings sold prior to December 31, 2008.

Highwoods Properties, Inc.	2	12/31/08

Consolidated Balance Sheets

Dollars in thousands

	12/31/08	12/31/07
Assets:
Real estate assets, at cost:
Land	$352,872	$357,841
Buildings and tenant improvements	2,819,844	2,708,989
Development in process	61,938	101,661
Land held for development	98,946	103,365

	3,333,600	3,271,856
Less-accumulated depreciation	(714,224)	(649,765)

Net real estate assets	2,619,376	2,622,091
For-sale residential condominiums	24,284	—
Real estate and other assets, net, held for sale	1,242	10,466
Cash and cash equivalents	13,757	3,140
Restricted cash	2,258	15,896
Accounts receivable, net	23,687	23,521
Notes receivable, net	3,602	5,226
Accrued straight-line rents receivable, net	79,979	74,427
Investment in unconsolidated affiliates	67,723	58,046
Deferred financing and leasing costs, net	73,216	72,188
Prepaid expenses and other assets	37,046	41,954

Total Assets	$2,946,170	$2,926,955

Liabilities, Minority Interest and Stockholders’ Equity:
Mortgages and notes payable	$1,604,685	$1,641,987
Accounts payable, accrued expenses and other liabilities	135,609	157,766
Financing obligations	34,174	35,071

Total Liabilities	1,774,468	1,834,824
Minority interest in the Operating Partnership	65,635	63,294
Minority interest in consolidated affiliates	6,176	6,804
Stockholders’ Equity:
Preferred stock	81,592	135,437
Common stock	636	572
Additional paid-in capital	1,661,736	1,448,055
Distributions in excess of net earnings	(639,281)	(561,093)
Accumulated other comprehensive loss	(4,792)	(938)

Total Stockholders’ Equity	1,099,891	1,022,033

Total Liabilities, Minority Interest and Stockholders’ Equity	$2,946,170	$2,926,955

Highwoods Properties, Inc.	3	12/31/08

Components of Net Asset Value

Dollars in thousands

Note: The purpose of providing the following information at the beginning of each year is to enable readers to derive their own estimate of net asset value. The Company updates this information annually based on management’s assumptions regarding projected current year net operating income as of the date of initial publication and will not be updated to reflect any facts, circumstances or changes in financial or operating assumptions that may occur during the year. This information is not intended to be an asset-by-asset or enterprise valuation.

Consolidated Properties Projected Net Operating Income (NOI) 1/
Office	$230,671
Retail	28,914
Industrial/Other	20,404
Deduct Partner’s Share of Consolidated JV’s (Office)	(5,529)

Total Net Operating Income	$274,460

Highwoods’ Share of Unconsolidated Joint Ventures Projected NOI
Office	$30,577

Other income
Development, leasing and management fees	$4,502

Add Other assets:
Development investment at cost	$204,299
Assets not fairly valued by capitalized NOI valuation method 2/	108,822
Property held for sale at net sales price	1,400
Land held for development at market value	142,802
Cash and cash equivalents	13,757
Highwoods share of unconsolidated JV’s cash and cash equivalents	20,032
Restricted cash	2,258
Accounts receivable, net	23,687
Notes receivable and prepaid expenses	40,648
Deduct partner’s share of Consolidated JV’s other assets	(1,218)

Other assets total	$556,487

Deductions:
Total liabilities	$135,609
Mortgages and notes payable	1,604,685
Deduct partner’s share of Consolidated JV’s liabilities and mortgages	(36,811)
Market value of debt adjustment 3/	(271,860)
Preferred stock, at liquidation value	81,592
Highwoods’ share of unconsolidated joint ventures liabilities	259,778

$1,772,993

Estimated diluted common shares and common units for 2009 (000’s)	67,639

1/	Projected 2009 NOI excludes straight line income, lease termination fee income, NOI related to completed not stabilized developments, and NOI related to assets undervalued by capitalized NOI method.
2/	Consolidated Properties projected 2009 NOI is adjusted to eliminate the net NOI for properties for which a NOI capitalization approach is not appropriate. For these assets, an alternative methodology has been applied.
3/	In accordance with prior practice, we included an adjustment to mark our debt and bonds to estimated fair value as of December 31, 2008.

Highwoods Properties, Inc.	4	12/31/08

Components of Discontinued Operations

Dollars in thousands

	Year Ended		Three Months Ended
	12/31/08	12/31/07	12/31/08	09/30/08	06/30/08	03/31/08	12/31/07
Rental and other revenues	$4,860	$15,697	$670	$826	$1,512	$1,852	$2,726

Operating expenses:
Rental property and other expenses	2,135	7,273	306	387	609	833	1,447
Depreciation and amortization	853	3,610	166	170	157	360	598

Total operating expenses	2,988	10,883	472	557	766	1,193	2,045

Other income	23	49	8	2	4	9	21

Income before minority interest and gains on sales of discontinued operations	1,895	4,863	206	271	750	668	702
Minority interest in discontinued operations	(122)	(338)	(12)	(17)	(49)	(44)	(47)

Income from discontinued operations before gains on sales of discontinued operations	1,773	4,525	194	254	701	624	655

Net gains on sales of discontinued operations	18,485	34,477	6,595	3,137	5,027	3,726	8,014
Minority interest in discontinued operations	(1,162)	(2,465)	(397)	(197)	(325)	(243)	(535)

Net gains on sales of discontinued operations, net of minority interest	17,323	32,012	6,198	2,940	4,702	3,483	7,479

Net income from discontinued operations before release of FASB FIN 48 tax liability	19,096	36,537	6,392	3,194	5,403	4,107	8,134

Release of FASB FIN 48 tax liability	—	1,473	—	—	—	—	—

Net income from discontinued operations	$19,096	$38,010	$6,392	$3,194	$5,403	$4,107	$8,134

Highwoods Properties, Inc.	5	12/31/08

Capitalization

Dollars, shares, and units in thousands

	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07

Long-Term Debt (see pages 7 & 8):	$1,604,685	$1,588,954	$1,732,082	$1,703,238	$1,641,987

Financing Obligations:	$34,174	$35,195	$35,145	$35,296	$35,071

Preferred Stock (at liquidation value):
Series A 8 5/8% Perpetual Preferred Stock	$29,092	$29,092	$82,937	$82,937	$82,937
Series B 8% Perpetual Preferred Stock	52,500	52,500	52,500	52,500	52,500

Total preferred stock	$81,592	$81,592	$135,437	$135,437	$135,437

Common Shares and Units Outstanding:
Common stock outstanding	63,572	63,545	57,632	57,309	57,167
Minority interest partnership units	4,067	3,906	3,933	3,951	4,057

Total common shares and units outstanding	67,639	67,451	61,565	61,260	61,224

Stock price at period end	$27.36	$35.56	$31.42	$31.07	$29.38

Market value of common equity	$1,850,603	$2,398,558	$1,934,372	$1,903,348	$1,798,761

Total market capitalization with debt and obligations	$3,571,054	$4,104,299	$3,837,036	$3,777,319	$3,611,256

See pages 30 to 36 for information regarding Highwoods’ Joint Ventures.

Highwoods Properties, Inc.	6	12/31/08

Long-Term Debt Summary

Dollars in thousands

	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07

Balances Outstanding:

Secured:
Conventional fixed rate 1/	$634,317	$638,032	$640,557	$643,041	$645,500
Variable rate debt	20,869	31,954	47,087	26,890	19,811

Secured total	655,186	669,986	687,644	669,931	665,311

Unsecured:
Fixed rate bonds and notes	648,999	648,968	648,938	648,907	748,876
Bank term loan	137,500	137,500	137,500	137,500	—
Credit facility	163,000	132,500	258,000	246,900	227,800

Unsecured total	949,499	918,968	1,044,438	1,033,307	976,676

Total	$1,604,685	$1,588,954	$1,732,082	$1,703,238	$1,641,987

End of Period Weighted Average Interest Rates:

Secured:
Conventional fixed rate	6.61%	6.62%	6.61%	6.62%	6.62%
Variable rate debt	1.73%	3.94%	4.01%	4.34%	6.61%

Secured total	6.45%	6.49%	6.44%	6.50%	6.62%

Unsecured:
Fixed rate bonds	6.53%	6.53%	6.53%	6.53%	6.61%
Bank term loan	2.66%	4.38%	3.53%	3.71%	—
Credit facility	2.39%	4.02%	3.43%	3.65%	5.80%

Unsecured total	5.26%	5.85%	5.37%	5.47%	6.42%

Average	5.75%	6.12%	5.79%	5.88%	6.50%

Maturity Schedule:

	Future Maturities of Debt		Total Debt 2/	Average Interest Rate
Year	Secured Debt 2/	Unsecured Debt
2009	$118,370	$213,000	$331,370	5.13%
2010	16,605	—	16,605	1.33%
2011	—	137,500	137,500	2.66%
2012	212,331	—	212,331	6.95%
2013	262,952	—	262,952	5.90%
2014	36,629	—	36,629	5.79%
2015	—	—	—	—
2016	8,299	—	8,299	7.65%
2017	—	398,999	398,999	5.85%
2018	—	200,000	200,000	7.50%

Total maturities	$655,186	$949,499	$1,604,685	5.75%

Weighted average maturity = 4.8 years

1/	Includes a $22.3 million loan related to a consolidated 20% owned joint venture (Harborview) and $36.6 million in loans at December 31, 2008 related to a consolidated 50% joint venture (Markel).
2/	All periods exclude annual principal amortization.

Highwoods Properties, Inc.	7	12/31/08

Long-Term Debt Detail

Dollars in thousands

Secured Loans

Lender	Rate	Maturity Date	Loan Balance 12/31/08	Undepreciated Book Value of Assets Secured
Northwestern Mutual	7.05%	Jan-12	$190,000	$301,885
Northwestern Mutual	6.03%	Mar-13	133,241	183,327
Massachusetts Mutual Life Ins. Co. 1/	5.68%	Dec-13	118,535	213,725
Monumental Life Ins. Co. 2/	7.77%	Nov-09	78,016	187,700
Monumental Life Ins. Co. 2/	7.87%	Nov-09	30,685
Metropolitan Life Ins. Co. 3/	6.06%	Oct-12	22,331	39,126
PNC/Regions/Union Bank of California/U.S. Bank 4/	1.33%	Dec-10	16,605	18,938
Principal Life Insurance Company 5/	5.79%	Jan-14	11,229	14,408
Principal Life Insurance Company 5/	5.79%	Jan-14	11,229	18,781
Massachusetts Mutual Life Ins. Co. 1/	6.48%	Dec-13	10,517
Principal Life Insurance Company 5/	5.74%	Jan-14	8,853	14,162
Union Realty Co.	7.65%	Feb-16	8,299	15,973
Principal Life Insurance Company 5/	5.89%	Jan-14	5,318	7,514
Royal Bank of Canada 4/	3.30%	Dec-09	4,264	24,284
Lutheran Brotherhood	6.75%	Apr-09	3,558	8,196
Security Life of Denver	8.85%	Aug-09	1,848	9,693
American United Life	9.00%	Jun-13	658	3,325

	6.45%		655,186	$1,061,037

Unsecured Bonds
Bonds	5.85%	Mar-17	398,999
Bonds	7.50%	Apr-18	200,000
Bonds 6/	8.13%	Jan-09	50,000

	6.53%		648,995

Unsecured Loans
Credit facility 4/	2.39%	May-09	163,000
Bank term loan 4/	2.66%	Feb-11	137,500

	2.51%		300,500

Total Debt	5.75%		$1,604,685

Note: Credit facility maturity date excludes one-year extension option which management exercised on February 5, 2009.

Revolving Credit Facility

Name of Lender	Total Commitment	Amount Outstanding at 12/31/08	Unfunded Commitment at 12/31/08
Bank of America, N.A.	$50,000	$18,111	$31,889
Branch Banking and Trust Co.	50,000	18,111	31,889
Wachovia Bank, N.A. 7/	50,000	18,111	31,889
Wells Fargo Bank, N.A.	50,000	18,111	31,889
Emigrant Bank	35,000	12,678	22,322
Eurohypo AG, New York Branch	35,000	12,678	22,322
PNC Bank, N.A.	30,000	10,866	19,134
Regions Bank	30,000	10,866	19,134
Comerica Bank	25,000	9,055	15,945
RBC Bank	25,000	9,055	15,945
Union Bank of California, N.A.	25,000	9,055	15,945
US Bank	20,000	7,246	12,754
First Horizon Bank	15,000	5,434	9,566
Chevy Chase Bank	10,000	3,622	6,378

	$450,000	$163,000	$287,000

1/	These two loans are secured by the same assets.
2/	These two loans are secured by the same assets.
3/	Loan relates to a consolidated 20% owned joint venture (Harborview).
4/	Floating rate loans based on one month libor.
5/	Loans relate to a consolidated 50% owned joint venture (Markel).
6/	Paid off on 1/15/2009.
7/	Wells Fargo acquired Wachovia effective December 31, 2008.

Highwoods Properties, Inc.	8	12/31/08

Portfolio Summary—Wholly-Owned Properties Only 1/

(Rentable Square Feet)

	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07
Office Industrial & Retail
In-Service:
Office 2/	19,556,000	19,416,000	19,416,000	19,565,000	19,260,000
Industrial	6,467,000	6,049,000	6,299,000	6,036,000	6,036,000
Retail 3/	1,350,000	1,342,000	1,343,000	1,314,000	1,317,000

Total 4/	27,373,000	26,807,000	27,058,000	26,915,000	26,613,000

Development Completed—Not Stabilized:
Office 2/	665,000	873,000	428,000	524,000	607,000
Industrial	—	418,000	418,000	681,000	681,000
Retail	—	—	—	—	—

Total	665,000	1,291,000	846,000	1,205,000	1,288,000

Development—In Process:
Office 2/	358,000	358,000	803,000	717,000	887,000
Industrial	200,000	200,000	200,000	200,000	—
Retail	—	—	—	—	30,000

Total	558,000	558,000	1,003,000	917,000	917,000

Total:
Office 2/	20,579,000	20,647,000	20,647,000	20,806,000	20,754,000
Industrial	6,667,000	6,667,000	6,917,000	6,917,000	6,717,000
Retail 3/	1,350,000	1,342,000	1,343,000	1,314,000	1,347,000

Total 4/	28,596,000	28,656,000	28,907,000	29,037,000	28,818,000

Same Property
Office 2/	18,020,000	18,020,000	18,020,000	18,020,000	18,020,000
Industrial	5,666,000	5,666,000	5,666,000	5,666,000	5,666,000
Retail	1,319,000	1,319,000	1,319,000	1,319,000	1,319,000

Total	25,005,000	25,005,000	25,005,000	25,005,000	25,005,000

Percent Leased/Pre-Leased:

In-Service:
Office	90.2%	90.3%	90.8%	90.4%	91.1%
Industrial	92.6%	95.2%	91.4%	91.0%	94.2%
Retail	94.6%	93.6%	93.5%	92.9%	94.9%

Total	91.0%	91.6%	91.1%	90.7%	92.0%

Development Completed—Not Stabilized:
Office	64.2%	69.4%	73.6%	67.4%	75.9%
Industrial	—	91.0%	72.0%	78.2%	78.2%
Retail	—	—	—	—	—

Total	64.2%	76.4%	72.8%	73.5%	77.1%

Development—In Process:
Office	65.7%	65.7%	63.5%	65.7%	59.9%
Industrial	50.0%	50.0%	50.0%	50.0%	—
Retail	—	—	—	—	100.0%

Total	60.1%	60.1%	60.8%	62.3%	61.2%

Same Property
Office	90.1%	90.3%	90.8%	90.6%	91.3%
Industrial	92.8%	95.5%	91.1%	90.5%	93.9%
Retail	94.4%	93.7%	93.6%	93.2%	95.4%

Total	90.9%	91.7%	91.0%	90.7%	92.1%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Substantially all of our Office properties are located in suburban markets.
3/	Excludes 426,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
4/	Excludes minor for rent apartment buildings.

Highwoods Properties, Inc.	9	12/31/08

Portfolio Summary

(Continued)

As of December 31, 2008

Summary by Location, Wholly-Owned Properties Only 1/:

Market	Rentable Square Feet		Occupancy	Percentage of Annualized Cash Revenue 2/
				Office	Industrial	Retail	Total
Raleigh 3/	3,711,000		88.6%	16.4%	—	—	16.4%
Atlanta	5,552,000		93.4%	10.1%	3.8%	—	13.9%
Nashville	2,988,000		95.0%	13.7%	—	—	13.7%
Tampa	2,627,000		91.6%	13.6%	—	—	13.6%
Kansas City	1,953,000	4/	92.3%	3.4%	0.0%	9.0%	12.4%
Piedmont Triad 5/	5,526,000		86.1%	6.0%	3.4%	0.2%	9.6%
Richmond	2,229,000		90.8%	8.6%	—	—	8.6%
Memphis	1,473,000		92.5%	6.1%	—	—	6.1%
Greenville	897,000		94.4%	3.4%	—	—	3.4%
Orlando	317,000		98.4%	1.7%	—	—	1.7%
Other	100,000		84.3%	0.6%	—	—	0.6%

Total	27,373,000		91.0%	83.6%	7.2%	9.2%	100.0%

Summary by Location, Including Joint Venture Properties:

Market	Rentable Square Feet		Occupancy	Percentage of Annualized Cash Revenue 2/ 6/
				Office	Industrial	Retail	Multi-Family	Total
Raleigh	4,525,000		88.9%	15.3%	—	—	—	15.3%
Atlanta	6,387,000		93.1%	10.2%	3.3%	—	—	13.5%
Nashville	2,988,000		95.0%	12.2%	—	—	—	12.2%
Tampa	2,832,000		91.8%	12.3%	—	—	—	12.3%
Kansas City	2,667,000	4/	89.8%	4.0%	0.0%	8.0%	—	12.0%
Piedmont Triad	5,890,000		83.5%	5.6%	3.0%	0.2%	—	8.8%
Richmond	2,642,000		92.2%	8.2%	—	—	—	8.2%
Memphis	1,473,000		92.5%	5.4%	—	—	—	5.4%
Orlando	2,169,000		90.3%	4.6%	—	—	—	4.6%
Des Moines	2,505,000		87.1%	3.0%	0.5%	0.1%	0.4%	4.0%
Greenville	897,000		94.5%	3.0%	—	—	—	3.0%
Other	210,000		92.5%	0.6%	—	—	—	0.6%
Charlotte	148,000		100.0%	0.1%	—	—	—	0.1%

Total	35,333,000		90.2%	84.5%	6.8%	8.3%	0.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is December, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Raleigh Market encompasses Raleigh, Durham, Cary, and Research Triangle metropolitan area.
4/	Excludes 426,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
5/	Piedmont Triad Market encompasses Greensboro, Winston-Salem metropolitan area.
6/	Includes Highwoods’ share of Joint Venture Annualized Cash Revenue, see page 34.

Highwoods Properties, Inc.	10	12/31/08

Portfolio Summary—Wholly-Owned Properties Only

(Continued)

As of December 31, 2008

	Office Properties 1/			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Cash Revenue 2/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Cash Revenue 2/
Raleigh	3,711,000	88.6%	19.5%	—	—	—
Nashville	2,988,000	95.0%	16.4%	—	—	—
Tampa	2,627,000	91.6%	16.3%	—	—	—
Atlanta	2,470,000	90.9%	12.1%	3,082,000	95.3%	52.4%
Richmond	2,229,000	90.8%	10.3%	—	—	—
Memphis	1,473,000	92.5%	7.3%	—	—	—
Piedmont Triad	2,105,000	79.3%	7.2%	3,381,000	90.2%	47.5%
Kansas City	639,000	88.3%	4.1%	4,000	46.5%	0.1%
Greenville	897,000	94.4%	4.1%	—	—	—
Orlando	317,000	98.4%	2.0%	—	—	—
Other	100,000	84.3%	0.7%	—	—	—

	19,556,000	90.2%	100.0%	6,467,000	92.6%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Cash Revenue 2/
Kansas City 3/	1,310,000	94.4%	97.6%
Piedmont Triad	40,000	100.0%	2.4%

	1,350,000	94.6%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is December, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Excludes 426,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.

Highwoods Properties, Inc.	11	12/31/08

Occupancy Trends—Office, Industrial and Retail Properties 1/

Market	Measurement	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07
Atlanta	Rentable Square Feet	5,552,000	5,552,000	5,552,000	5,289,000	5,289,000
	Occupancy	93.4%	93.2%	92.0%	91.6%	93.0%
	Current Properties 2/	93.6%	93.5%	92.2%	91.6%	93.0%

Greenville	Rentable Square Feet	897,000	897,000	897,000	897,000	897,000
	Occupancy	94.4%	94.4%	91.4%	86.4%	85.6%
	Current Properties 2/	94.4%	94.4%	91.4%	86.4%	85.6%

Kansas City 3/	Rentable Square Feet	1,953,000	1,955,000	1,956,000	2,229,000	2,215,000
	Occupancy	92.3%	91.6%	91.3%	88.8%	89.4%
	Current Properties 2/	92.5%	91.8%	91.6%	91.0%	92.1%

Memphis	Rentable Square Feet	1,473,000	1,337,000	1,337,000	1,276,000	1,276,000
	Occupancy	92.5%	93.0%	93.5%	93.8%	94.9%
	Current Properties 2/	92.4%	92.6%	93.2%	93.8%	94.9%

Nashville	Rentable Square Feet	2,988,000	3,181,000	3,181,000	3,184,000	3,184,000
	Occupancy	95.0%	94.8%	94.9%	95.0%	95.1%
	Current Properties 2/	95.0%	95.7%	95.6%	95.8%	95.9%

Orlando	Rentable Square Feet	317,000	317,000	317,000	317,000	218,000
	Occupancy	98.4%	98.4%	98.4%	96.9%	100.0%
	Current Properties 2/	97.6%	97.6%	97.6%	95.4%	100.0%

Piedmont Triad	Rentable Square Feet	5,526,000	5,108,000	5,358,000	5,358,000	5,328,000
	Occupancy	86.1%	88.4%	85.9%	85.2%	89.3%
	Current Properties 2/	85.6%	88.3%	85.1%	84.4%	88.8%

Raleigh	Rentable Square Feet	3,711,000	3,711,000	3,711,000	3,712,000	3,554,000
	Occupancy	88.6%	89.9%	89.7%	90.3%	91.5%
	Current Properties 2/	88.8%	90.3%	90.1%	90.8%	91.5%

Richmond	Rentable Square Feet	2,229,000	2,230,000	2,230,000	2,135,000	2,134,000
	Occupancy	90.8%	90.0%	92.1%	93.5%	92.5%
	Current Properties 2/	91.6%	91.4%	93.6%	93.5%	92.6%

Tampa	Rentable Square Feet	2,627,000	2,419,000	2,419,000	2,418,000	2,418,000
	Occupancy	91.6%	92.2%	94.5%	94.7%	95.0%
	Current Properties 2/	92.4%	92.2%	94.5%	94.7%	94.9%

Total 4/	Rentable Square Feet	27,273,000	26,707,000	26,958,000	26,815,000	26,513,000
	Occupancy	91.0%	91.6%	91.1%	90.7%	92.0%

	Current Properties 2/	91.1%	91.9%	91.2%	90.8%	92.2%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Only includes properties that were owned and in-service for all periods shown.
3/	Excludes 426,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
4/	Excludes a 100,000 square foot building located in South Florida.

Highwoods Properties, Inc.	12	12/31/08

Leasing Statistics

Office Portfolio 1/

	Three Months Ended
	12/31/08 2/	9/30/08 3/	6/30/08 4/	3/31/08 5/	12/31/07 6/	Average

Net Effective Rents Related to Re-leased Space:
Number of lease transactions (signed leases)	129	96	113	126	126	118
Rentable square footage leased	868,233	471,486	997,600	602,049	920,405	771,955
Square footage of Renewal Deals	703,690	330,751	913,530	385,756	730,702	612,886
Renewed square footage (% of total)	81.0%	70.2%	91.6%	64.1%	79.4%	79.4%
New Leases square footage (% of total)	19.0%	29.8%	8.4%	35.9%	20.6%	20.6%

Weighted average per rentable square foot over the lease term:
Base rent	$21.21	$20.84	$22.47	$19.82	$19.35	$20.74
Tenant improvements	(1.21)	(1.35)	(1.16)	(1.10)	(1.64)	(1.29)
Leasing commissions 7/	(0.60)	(0.51)	(0.63)	(0.44)	(0.62)	(0.56)
Rent concessions	(0.35)	(0.22)	(0.28)	(0.13)	(0.19)	(0.23)

Effective rent	19.05	18.76	20.40	18.15	16.90	18.66
Expense stop	(6.07)	(6.64)	(7.12)	(5.90)	(6.05)	(6.36)

Equivalent effective net rent	$12.98	$12.12	$13.28	$12.25	$10.85	$12.30

Weighted average term in years	4.7	4.5	3.2	4.0	4.4	4.1

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:

Total dollars committed under signed leases	$5,973,249	$3,041,354	$5,224,995	$3,504,078	$7,696,269	$5,087,989
Rentable square feet	868,233	471,486	997,600	602,049	920,405	771,955

Per rentable square foot	$6.88	$6.45	$5.24	$5.82	$8.36	$6.59

Leasing Commissions:

Total dollars committed under signed leases 7/	$2,463,135	$970,896	$2,300,840	$1,190,054	$2,719,401	$1,928,865
Rentable square feet	868,233	471,486	997,600	602,049	920,405	771,955

Per rentable square foot	$2.84	$2.06	$2.31	$1.98	$2.95	$2.50

Total:

Total dollars committed under signed leases	$8,436,384	$4,012,250	$7,525,835	$4,694,132	$10,415,670	$7,016,854
Rentable square feet	868,233	471,486	997,600	602,049	920,405	771,955

Per rentable square foot	$9.72	$8.51	$7.54	$7.80	$11.32	$9.09

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 38K square feet of leases that start in 2011 or later.
3/	Includes 62K square feet of leases that start in 2010 or later.
4/	Includes 346K square feet of leases that start in 2010 or later.
5/	Includes 84K square feet of leases that start in 2010 or later.
6/	Includes 91K square feet of leases that start in 2010 or later.
7/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	13	12/31/08

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	12/31/08	9/30/08 1/	6/30/08	3/31/08	12/31/07	Average

Net Effective Rents Related to Re-leased Space:
Number of lease transactions (signed leases)	14	14	14	7	10	12
Rentable square footage leased	297,789	358,284	367,684	158,324	694,808	375,378
Square footage of Renewal Deals	249,927	294,376	155,126	150,170	538,836	277,687
Renewed square footage (% of total)	83.9%	82.2%	42.2%	94.8%	77.6%	74.0%
New Leases square footage (% of total)	16.1%	17.8%	57.8%	5.2%	22.4%	26.0%

Weighted average per rentable square foot over the lease term:
Base rent	$4.37	$4.50	$3.85	$5.95	$4.03	$4.54
Tenant improvements	(0.26)	(0.45)	(0.18)	(0.07)	(0.04)	(0.20)
Leasing commissions 2/	(0.08)	(0.09)	(0.10)	0.00	(0.05)	(0.06)
Rent concessions	(0.01)	(0.01)	0.00	0.00	0.00	0.00

Effective rent	4.02	3.95	3.57	5.88	3.94	4.28
Expense stop	(0.08)	(0.05)	(0.19)	(0.10)	(0.05)	(0.09)

Equivalent effective net rent	$3.94	$3.90	$3.38	$5.78	$3.89	$4.19

Weighted average term in years	3.7	3.0	1.8	3.3	2.6	2.9

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:

Total dollars committed under signed leases	$420,373	$385,175	$269,635	$50,537	$40,925	$233,329
Rentable square feet	297,789	358,284	367,684	158,324	694,808	375,378

Per rentable square foot	$1.41	$1.08	$0.73	$0.32	$0.06	$0.62

Leasing Commissions:

Total dollars committed under signed leases 2/	$71,111	$142,626	$62,837	$1,918	$136,633	$83,025
Rentable square feet	297,789	358,284	367,684	158,324	694,808	375,378

Per rentable square foot	$0.24	$0.40	$0.17	$0.01	$0.20	$0.22

Total:

Total dollars committed under signed leases	$491,484	$527,801	$332,471	$52,455	$177,558	$316,354
Rentable square feet	297,789	358,284	367,684	158,324	694,808	375,378

Per rentable square foot	$1.65	$1.47	$0.90	$0.33	$0.26	$0.84

1/	Includes 256K square feet of leases that start in 2010 or later.
2/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	14	12/31/08

Leasing Statistics

Retail Portfolio

	Three Months Ended
	12/31/08 1/	9/30/08	6/30/08 2/	3/31/08	12/31/07 3/	Average

Net Effective Rents Related to Re-leased Space:
Number of lease transactions (signed leases)	13	3	6	7	12	8
Rentable square footage leased	57,245	7,719	15,839	30,942	44,509	31,251
Square footage of Renewal Deals	53,385	2,898	14,162	18,826	37,318	25,318
Renewed square footage (% of total)	93.3%	37.5%	89.4%	60.8%	83.8%	81.0%
New Leases square footage (% of total)	6.7%	62.5%	10.6%	39.2%	16.2%	19.0%

Weighted average per rentable square foot over the lease term:
Base rent	$18.46	$25.81	$27.61	$31.80	$20.44	$24.82
Tenant improvements	(0.65)	0.00	(1.52)	(0.40)	(1.46)	(0.81)
Leasing commissions 4/	(0.04)	(0.15)	(0.67)	(0.54)	(0.26)	(0.33)
Rent concessions	(0.05)	0.00	0.00	(1.47)	0.00	(0.30)

Effective rent	17.72	25.66	25.42	29.39	18.72	23.38
Expense stop	0.00	0.00	0.00	0.00	0.00	0.00

Equivalent effective net rent	$17.72	$25.66	$25.42	$29.39	$18.72	$23.38

Weighted average term in years	7.6	8.6	7.7	8.6	5.6	7.6

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:

Total dollars committed under signed leases	$344,272	$—	$177,176	$161,500	$509,473	$238,484
Rentable square feet	57,245	7,719	15,839	30,942	44,509	31,251

Per rentable square foot	$6.01	$—	$11.19	$5.22	$11.45	$7.63

Leasing Commissions:

Total dollars committed under signed leases 4/	$20,072	$1,165	$5,794	$123,220	$21,542	$34,359
Rentable square feet	57,245	7,719	15,839	30,942	44,509	31,251

Per rentable square foot	$0.35	$0.15	$0.37	$3.98	$0.48	$1.10

Total:

Total dollars committed under signed leases	$364,344	$1,165	$182,970	$284,720	$531,015	$272,843
Rentable square feet	57,245	7,719	15,839	30,942	44,509	31,251

Per rentable square foot	$6.36	$0.15	$11.55	$9.20	$11.93	$8.73

1/	Includes 5K square feet of leases that start in 2011 or later.
2/	Includes 3K square feet of leases that start in 2010 or later.
3/	Includes 9K square feet of leases that start in 2010 or later.
4/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	15	12/31/08

Leasing Statistics by Market

For the Three Months Ended As of 12/31/08

Office Portfolio 1/

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/ 3/
Raleigh	299,167	5.7	$21.23	$5.67	$2.95
Nashville	175,139	4.7	21.05	7.30	3.21
Richmond	122,833	3.7	19.65	6.53	2.50
Tampa	102,141	3.5	24.11	7.96	2.89
Memphis	64,479	5.0	20.93	11.09	3.02
Piedmont Triad	34,802	2.9	17.61	2.19	1.69
Other	32,076	5.0	15.68	7.16	0.05
Atlanta	24,393	3.5	19.56	10.59	3.11
Kansas City	8,509	3.3	22.37	11.11	4.33
Orlando	4,694	2.0	14.93	2.00	0.00

	868,233	4.7	$20.86	$6.88	$2.84

Industrial Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/ 3/
Piedmont Triad	279,806	3.6	$4.36	$1.36	$0.18
Atlanta	17,983	5.0	4.39	2.14	1.10

	297,789	3.7	$4.36	$1.41	$0.24

Retail Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/ 3/
Kansas City	57,245	7.6	$18.41	$6.01	$0.35

	57,245	7.6	$18.41	$6.01	$0.35

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Lease commissions by market per square foot excludes capitalized internal leasing costs.
3/	The amount of capitalized internal leasing cost not allocated to individual deals or product types was $722K.

Highwoods Properties, Inc.	16	12/31/08

Rental Rate Comparisons by Market

For the Three Months Ended As of 12/31/08

Office Portfolio 1/

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Raleigh	299,167	$21.23	$19.34	9.8%
Nashville	175,139	21.05	18.55	13.5%
Richmond	122,833	19.65	18.96	3.6%
Tampa	102,141	24.11	20.93	15.2%
Memphis	64,479	20.93	19.79	5.8%
Piedmont Triad	34,802	17.61	16.70	5.4%
Other	32,076	15.68	13.25	18.4%
Atlanta	24,393	19.56	19.89	-1.7%
Kansas City	8,509	22.37	21.76	2.8%
Orlando	4,694	14.93	14.71	1.5%

GAAP Rent Growth	868,233	$20.86	$19.02	9.7%

Cash Rent Growth	868,233	$20.05	$20.66	-2.9%

Industrial Portfolio

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Piedmont Triad	279,806	$4.36	$4.04	8.0%
Atlanta	17,983	4.39	3.58	22.5%

GAAP Rent Growth	297,789	$4.36	$4.01	8.8%

Cash Rent Growth	297,789	$4.25	$5.42	-21.5%

Retail Portfolio

Market	Rentable Square Feet Leased	Current Rent	Previous Rent 2/	Percentage Change Rent
Kansas City	57,245	$18.41	$15.07	22.2%

GAAP Rent Growth	57,245	$18.41	$15.07	22.2%

Cash Rent Growth	57,245	$17.89	$16.22	10.3%

Average Cash Rental Rates for All In Place Leases at: 1/ 3/

Type	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04
Office	$20.15	$19.14	$18.57	$17.57	$17.49
Industrial	5.22	5.07	5.14	4.76	4.59
Retail 2/	31.41	31.20	29.66	27.61	26.35

Weighted average rate	$17.18	$16.27	$15.89	$14.99	$14.76

Annual % growth rate	5.6%	2.4%	6.0%	1.6%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Excludes percentage rent.
3/	Average cash rental rates represent December, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12 and divided by the related leased square feet.

Highwoods Properties, Inc.	17	12/31/08

Lease Expirations

December 31, 2008

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/

Office: 2/

2009 /3	1,905,484	10.6%	$38,282	$20.09	10.6%
2010	2,003,395	11.1%	40,951	20.44	11.3%
2011	2,641,415	14.6%	51,930	19.66	14.3%
2012	2,445,060	13.6%	50,544	20.67	13.9%
2013	2,473,836	13.8%	49,458	19.99	13.6%
2014	1,858,582	10.3%	37,532	20.19	10.4%
2015	1,166,516	6.5%	23,951	20.53	6.6%
2016	785,679	4.4%	14,676	18.68	4.1%
2017	982,741	5.5%	19,814	20.16	5.5%
2018	519,332	2.9%	9,863	18.99	2.7%
2019 and thereafter	1,202,570	6.7%	25,352	21.08	7.0%

	17,984,610	100.0%	$362,353	$20.15	100.0%

Industrial:

2009 /4	1,408,570	23.5%	$6,696	$4.75	21.5%
2010	810,964	13.5%	4,323	5.33	13.8%
2011	942,453	15.8%	5,357	5.68	17.2%
2012	430,580	7.2%	2,632	6.11	8.4%
2013	622,840	10.4%	3,836	6.16	12.3%
2014	512,806	8.6%	2,757	5.38	8.8%
2015	271,382	4.5%	1,198	4.41	3.8%
2016	264,597	4.4%	1,055	3.99	3.4%
2017	22,000	0.4%	109	4.95	0.3%
2018	71,884	1.2%	240	3.34	0.8%
2019 and thereafter	629,440	10.5%	3,038	4.83	9.7%

	5,987,516	100.0%	$31,241	$5.22	100.0%

1/	Annualized Cash Revenue is December, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
3/	Includes 44,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue.
4/	Includes 113,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.

Note: 2009 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	18	12/31/08

Lease Expirations

December 31, 2008

(Continued)

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/

Retail:

2009 2/	156,664	12.3%	$4,243	$27.08	10.6%
2010	93,405	7.3%	3,552	38.03	8.9%
2011	54,981	4.3%	1,892	34.41	4.7%
2012	165,979	13.0%	5,223	31.47	13.0%
2013	80,760	6.3%	3,039	37.63	7.6%
2014	108,911	8.5%	2,838	26.06	7.1%
2015	147,301	11.5%	4,750	32.25	11.9%
2016	69,166	5.4%	2,773	40.09	6.9%
2017	107,946	8.5%	2,733	25.32	6.8%
2018	61,341	4.8%	2,022	32.96	5.0%
2019 and thereafter	229,783	18.1%	7,019	30.55	17.5%

	1,276,237	100.0%	$40,084	$31.41	100.0%

Total:

2009 3/ 4/	3,470,718	13.7%	$49,221	$14.18	11.3%
2010	2,907,764	11.5%	48,826	16.79	11.3%
2011	3,638,849	14.5%	59,179	16.26	13.6%
2012	3,041,619	12.0%	58,399	19.20	13.5%
2013	3,177,436	12.6%	56,333	17.73	13.0%
2014	2,480,299	9.8%	43,127	17.39	9.9%
2015	1,585,199	6.3%	29,899	18.86	6.9%
2016	1,119,442	4.4%	18,504	16.53	4.3%
2017	1,112,687	4.4%	22,656	20.36	5.2%
2018	652,557	2.6%	12,125	18.58	2.8%
2019 and thereafter	2,061,793	8.2%	35,409	17.17	8.2%

	25,248,363	100.0%	$433,678	$17.18	100.0%

1/	Annualized Cash Revenue is December, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Includes 17,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
3/	Includes 174,000 square feet of leases that are on a month to month basis or 0.4% of total annualized revenue.
4/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.

Note: 2009 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	19	12/31/08

Office Lease Expirations by Market by Quarter 1/

Dollars in thousands

			Three Months Ended
			3/31/09 2/	6/30/09	9/30/09	12/31/09	Total
Atlanta	RSF		63,528	64,921	167,806	14,915	311,170
	% of Total Office RSF		0.4%	0.4%	0.9%	0.1%	1.7%
	Annualized Cash Revenue	3/	$989	$936	$3,016	$265	$5,206
	% of Total Office Annl Cash Rev		0.3%	0.3%	0.8%	0.1%	1.4%

Greenville	RSF		20,118	29,135	0	10,989	60,242
	% of Total Office RSF		0.1%	0.2%	0.0%	0.1%	0.3%
	Annualized Cash Revenue	3/	$334	$492	$—	$202	$1,028
	% of Total Office Annl Cash Rev		0.1%	0.1%	0.0%	0.1%	0.3%

Kansas City	RSF		15,318	6,748	9,499	9,987	41,552
	% of Total Office RSF		0.1%	0.0%	0.1%	0.1%	0.2%
	Annualized Cash Revenue	3/	$391	$169	$220	$244	$1,024
	% of Total Office Annl Cash Rev		0.1%	0.0%	0.1%	0.1%	0.3%

Memphis	RSF		39,974	15,348	38,475	79,664	173,461
	% of Total Office RSF		0.2%	0.1%	0.2%	0.4%	1.0%
	Annualized Cash Revenue	3/	$830	$315	$732	$1,636	$3,513
	% of Total Office Annl Cash Rev		0.2%	0.1%	0.2%	0.5%	1.0%

Nashville	RSF		58,805	34,518	217,090	85,131	395,544
	% of Total Office RSF		0.3%	0.2%	1.2%	0.5%	2.2%
	Annualized Cash Revenue	3/	$1,201	$752	$4,787	$1,701	$8,441
	% of Total Office Annl Cash Rev		0.3%	0.2%	1.3%	0.5%	2.3%

Orlando	RSF		0	6,788	0	4,733	11,521
	% of Total Office RSF		0.0%	0.0%	0.0%	0.0%	0.1%
	Annualized Cash Revenue	3/	$—	$181	$—	$125	$306
	% of Total Office Annl Cash Rev		0.0%	0.0%	0.0%	0.0%	0.1%

Piedmont Triad	RSF		20,960	19,989	69,986	8,590	119,525
	% of Total Office RSF		0.1%	0.1%	0.4%	0.0%	0.7%
	Annualized Cash Revenue	3/	$415	$306	$1,057	$151	$1,929
	% of Total Office Annl Cash Rev		0.1%	0.1%	0.3%	0.0%	0.5%

Raleigh	RSF		210,950	9,372	73,971	101,236	395,529
	% of Total Office RSF		1.1%	0.1%	0.4%	0.6%	2.1%
	Annualized Cash Revenue	3/	$4,076	$178	$1,488	$2,386	$8,128
	% of Total Office Annl Cash Rev		1.1%	0.0%	0.4%	0.7%	2.2%

Richmond	RSF		77,533	25,219	47,422	29,549	179,723
	% of Total Office RSF		0.4%	0.1%	0.3%	0.2%	1.0%
	Annualized Cash Revenue	3/	$1,598	$438	$894	$592	$3,522
	% of Total Office Annl Cash Rev		0.4%	0.1%	0.2%	0.2%	1.0%

Tampa	RSF		105,427	12,082	11,024	81,899	210,432
	% of Total Office RSF		0.6%	0.1%	0.1%	0.5%	1.2%
	Annualized Cash Revenue	3/	$2,522	$271	$273	$1,963	$5,029
	% of Total Office Annl Cash Rev		0.7%	0.1%	0.1%	0.5%	1.4%

Other	RSF		6,166	0	619	0	6,785
	% of Total Office RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue	3/	$146	$—	$11	$—	$157
	% of Total Office Annl Cash Rev		0.0%	0.0%	0.0%	0.0%	0.0%

Total	RSF		618,779	224,120	635,892	426,693	1,905,484
	% of Total Office RSF		3.4%	1.2%	3.5%	2.4%	10.5%
	Annualized Cash Revenue	3/	$12,502	$4,038	$12,478	$9,265	$38,283
	% of Total Office Annl Cash Rev		3.5%	1.1%	3.4%	2.6%	10.6%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 44,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue.
3/	Annualized Cash Revenue is December, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	20	12/31/08

Industrial Lease Expirations by Market by Quarter

Dollars in thousands

			Three Months Ended
			3/31/09 1/	6/30/09	9/30/09	12/31/09	Total
Atlanta	RSF		150,499	34,300	108,791	40,617	334,207
	% of Total Industrial RSF		2.5%	0.6%	1.8%	0.7%	5.6%
	Annualized Cash Revenue	2/	$825	$215	$855	$255	$2,150
	% of Total Industrial Annl Cash Rev		2.7%	0.7%	2.7%	0.8%	6.9%

Kansas City	RSF		1,756	0	0	0	1,756
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue	2/	$20	$—	$—	$—	$20
	% of Total Industrial Annl Cash Rev		0.1%	0.0%	0.0%	0.0%	0.1%

Piedmont Triad	RSF		565,088	470,320	4,314	32,885	1,072,607
	% of Total Industrial RSF		9.4%	7.9%	0.1%	0.5%	17.9%
	Annualized Cash Revenue	2/	$2,692	$1,472	$41	$321	$4,526
	% of Total Industrial Annl Cash Rev		8.6%	4.7%	0.1%	1.0%	14.5%

Total	RSF		717,343	504,620	113,105	73,502	1,408,570
	% of Total Industrial RSF		12.0%	8.4%	1.9%	1.2%	23.5%
	Annualized Cash Revenue	2/	$3,537	$1,687	$896	$576	$6,696
	% of Total Industrial Annl Cash Rev		11.4%	5.4%	2.9%	1.8%	21.5%

1/	Includes 113,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
2/	Annualized Cash Revenue is December, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	21	12/31/08

Office Lease Expirations by Market by Year 1/

Dollars in thousands

			2009 2/	2010	2011	2012	Thereafter
Atlanta	RSF		311,170	92,676	289,729	341,462	1,211,816
	% of Total Office RSF		1.7%	0.5%	1.6%	1.9%	6.7%
	Annualized Cash Revenue	3/	$5,206	$1,770	$6,343	$7,529	$23,005
	% of Total Office Annl Cash Rev		1.4%	0.5%	1.8%	2.1%	6.3%

Greenville	RSF		60,242	57,236	104,244	242,769	383,058
	% of Total Office RSF		0.3%	0.3%	0.6%	1.3%	2.1%
	Annualized Cash Revenue	3/	$1,029	$971	$1,903	$4,106	$6,750
	% of Total Office Annl Cash Rev		0.3%	0.3%	0.5%	1.1%	1.9%

Kansas City	RSF		41,552	106,132	79,417	71,842	265,294
	% of Total Office RSF		0.2%	0.6%	0.4%	0.4%	1.5%
	Annualized Cash Revenue	3/	$1,024	$3,081	$2,035	$1,763	$7,040
	% of Total Office Annl Cash Rev		0.3%	0.9%	0.6%	0.5%	1.9%

Memphis	RSF		173,461	207,320	171,742	166,206	644,282
	% of Total Office RSF		1.0%	1.2%	1.0%	0.9%	3.6%
	Annualized Cash Revenue	3/	$3,512	$4,330	$3,540	$3,332	$11,714
	% of Total Office Annl Cash Rev		1.0%	1.2%	1.0%	0.9%	3.2%

Nashville	RSF		395,544	433,476	401,260	292,963	1,324,345
	% of Total Office RSF		2.2%	2.4%	2.2%	1.6%	7.4%
	Annualized Cash Revenue	3/	$8,439	$8,886	$8,275	$6,346	$27,640
	% of Total Office Annl Cash Rev		2.3%	2.5%	2.3%	1.8%	7.6%

Orlando	RSF		11,521	77,080	111,007	9,999	101,677
	% of Total Office RSF		0.1%	0.4%	0.6%	0.1%	0.6%
	Annualized Cash Revenue	3/	$306	$1,802	$2,431	$251	$2,377
	% of Total Office Annl Cash Rev		0.1%	0.5%	0.7%	0.1%	0.7%

Piedmont Triad	RSF		119,525	232,395	426,979	404,056	487,264
	% of Total Office RSF		0.7%	1.3%	2.4%	2.2%	2.7%
	Annualized Cash Revenue	3/	$1,930	$3,697	$6,287	$7,715	$6,320
	% of Total Office Annl Cash Rev		0.5%	1.0%	1.7%	2.1%	1.7%

Raleigh	RSF		395,529	328,984	567,279	399,562	1,929,586
	% of Total Office RSF		2.2%	1.8%	3.2%	2.2%	10.7%
	Annualized Cash Revenue	3/	$8,128	$6,167	$11,438	$7,914	$37,485
	% of Total Office Annl Cash Rev		2.2%	1.7%	3.2%	2.2%	10.3%

Richmond	RSF		179,723	243,789	399,746	258,748	940,527
	% of Total Office RSF		1.0%	1.4%	2.2%	1.4%	5.2%
	Annualized Cash Revenue	3/	$3,522	$4,695	$7,541	$4,919	$16,489
	% of Total Office Annl Cash Rev		1.0%	1.3%	2.1%	1.4%	4.6%

Tampa	RSF		210,432	223,018	88,432	257,453	1,626,872
	% of Total Office RSF		1.2%	1.2%	0.5%	1.4%	9.0%
	Annualized Cash Revenue	3/	$5,028	$5,515	$2,080	$6,669	$39,653
	% of Total Office Annl Cash Rev		1.4%	1.5%	0.6%	1.8%	10.9%

Other	RSF		6,785	1,289	1,580	0	74,535
	% of Total Office RSF		0.0%	0.0%	0.0%	0.0%	0.4%
	Annualized Cash Revenue	3/	$157	$36	$57	$—	$2,174
	% of Total Office Annl Cash Rev		0.0%	0.0%	0.0%	0.0%	0.6%

Total	RSF		1,905,484	2,003,395	2,641,415	2,445,060	8,989,256
	% of Total Office RSF		10.6%	11.1%	14.7%	13.6%	50.0%
	Annualized Cash Revenue	3/	$38,281	$40,950	$51,930	$50,544	$180,647
	% of Total Office Annl Cash Rev		10.6%	11.3%	14.3%	13.9%	49.9%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 44,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue.
3/	Annualized Cash Revenue is December, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	22	12/31/08

Industrial Lease Expirations by Market by Year

Dollars in thousands

			2009 1/	2010	2011	2012	Thereafter
Atlanta	RSF		334,207	316,221	575,416	296,179	1,414,216
	% of Total Industrial RSF		5.6%	5.3%	9.6%	4.9%	23.6%
	Annualized Cash Revenue	2/	$2,150	$1,904	$3,164	$1,748	$7,406
	% of Total Industrial Annl Cash Rev		6.9%	6.1%	10.1%	5.6%	23.7%

Kansas City	RSF		1,756	0	0	0	0
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue	2/	$20	$—	$—	$—	$—
	% of Total Industrial Annl Cash Rev		0.1%	0.0%	0.0%	0.0%	0.0%

Piedmont Triad	RSF		1,072,607	494,743	367,037	134,401	980,733
	% of Total Industrial RSF		17.9%	8.3%	6.1%	2.2%	16.4%
	Annualized Cash Revenue	2/	$4,527	$2,419	$2,193	$884	$4,826
	% of Total Industrial Annl Cash Rev		14.5%	7.7%	7.0%	2.8%	15.4%

Total	RSF		1,408,570	810,964	942,453	430,580	2,394,949
	% of Total Industrial RSF		23.5%	13.5%	15.7%	7.2%	40.0%
	Annualized Cash Revenue	2/	$6,697	$4,323	$5,357	$2,632	$12,232
	% of Total Industrial Annl Cash Rev		21.4%	13.8%	17.1%	8.4%	39.2%

1/	Includes 113,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
2/	Annualized Cash Revenue is December, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	23	12/31/08

Customer Diversification 1/

December 31, 2008

Dollars in thousands

Top 20 Customers

Customer	RSF	Annualized Cash Revenue 2/	Percent of Annualized Cash Revenue 2/	Average Remaining Lease Term in Years
Federal Government	1,645,591	$32,524	7.50%	7.9
AT&T	896,611	15,062	3.47%	4.4
Price Waterhouse Coopers	400,178	11,014	2.54%	3.7
State of Georgia 3/	367,986	7,862	1.81%	1.8
Healthways	282,132	6,260	1.44%	13.4
T-Mobile USA	207,517	5,740	1.32%	5.0
Metropolitan Life Insurance	267,787	5,428	1.25%	8.9
Lockton Companies	160,561	4,402	1.02%	6.2
BB&T	258,363	4,237	0.98%	4.2
Syniverse Technologies	198,750	4,026	0.93%	7.8
RBC Bank	171,138	3,979	0.92%	17.1
Fluor Enterprises	209,474	3,737	0.86%	3.1
SCI Services 4/	162,784	3,668	0.85%	8.6
Wells Fargo/Wachovia 5/	129,389	3,039	0.70%	2.2
Vanderbilt University	144,161	2,911	0.67%	6.8
Jacobs Engineering Group	181,794	2,858	0.66%	6.7
Lifepoint Corporate Services	139,625	2,836	0.65%	2.5
Icon Clinical Research	110,909	2,580	0.59%	4.7
Talecris Biotherapeutics	122,870	2,417	0.56%	3.5
Hilton Grand Vacations	97,325	2,112	0.49%	2.7

	6,154,945	$126,692	29.21%	6.3

By Industry

Category	Percent of Annualized Cash Revenue 2/
Professional, Scientific, and Technical Services	20.6%
Government/Public Administration	9.8%
Finance/Banking	9.7%
Insurance	8.8%
Retail Trade	7.3%
Health Care and Social Assistance	6.5%
Manufacturing	6.4%
Wholesale Trade	6.4%
Telecommunication	6.2%
Real Estate Rental and Leasing	3.7%
Information	3.0%
Administrative and Support Services	2.9%
Accommodation and Food Services	2.7%
Other Services (except Public Administration)	2.2%
Transportation and Warehousing	2.1%
Educational Services	1.7%

100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is December, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Includes 123,000 square feet of annually renewable leases.
4/	SCI Services (Saxon Capital, Inc.) is a wholly owned subsidiary of Morgan Stanley.
5/	Wells Fargo acquired Wachovia effective December 31, 2008.

Highwoods Properties, Inc.	24	12/31/08

Same Property Performance

Dollars and Square Feet in thousands

	Three months ended December 31,		Percentage Change
	2008	2007
Rental revenues 1/	$101,252	$99,237	2.0%
Operating expenses	(39,634)	(38,113)	-4.0%

	61,618	61,124	0.8%
Straight line rent	(953)	2,068	-146.1%

	60,665	63,192	-4.0%
Lease termination fees	215	819	-73.7%

Net operating income	$60,880	$64,011	-4.9%

Average occupancy	91.2%	91.5%	-0.3%

Rentable square feet	25,005	25,005

	Twelve months ended December 31,		Percentage Change
	2008	2007
Rental revenues 1/	$402,650	$391,173	2.9%
Operating expenses	(151,704)	(145,798)	-4.1%

	250,946	245,375	2.3%
Straight line rent	(1,259)	2,952	-142.6%

	249,687	248,327	0.5%
Lease termination fees	2,575	1,685	52.8%

Net operating income	$252,262	$250,012	0.9%

Average occupancy	91.2%	90.7%	0.6%

Rentable square feet	25,005	25,005

	Fourth Quarter: 2008 vs 2007		December YTD: 2008 vs 2007
Market	NOI 2/ Percentage Change	Occupancy Percentage Change	NOI 2/ Percentage Change	Occupancy Percentage Change
Atlanta	-14.4%	0.6%	-7.8%	0.0%
Greenville	32.3%	12.2%	16.2%	7.4%
Kansas City	1.0%	0.4%	-1.7%	-0.6%
Memphis	-1.5%	-2.0%	3.3%	0.2%
Nashville	-3.6%	-0.3%	4.8%	2.4%
Orlando	-12.6%	-2.4%	-5.5%	-1.9%
Piedmont Triad	-13.8%	-1.7%	-6.1%	-1.3%
Raleigh	-7.1%	-1.1%	4.7%	2.7%
Richmond	0.0%	-0.5%	2.9%	2.2%
Tampa	-1.5%	-3.1%	1.5%	-2.9%

	-4.0%	-0.3%	0.5%	0.6%

1/	Excludes straight line rents and lease termination fees.
2/	Includes straight line rents and excludes lease termination fees.

Highwoods Properties, Inc.	25	12/31/08

Disposition Activity

Dollars in thousands

Name	Market	Type 1/	Date Sold	Square Footage	Occupancy	Gross Sales Price

First quarter 2008:
Parkway Medical	Kansas City	O	02/15/08	30,000	81.4%	$6,050

First quarter totals				30,000	81.4%	$6,050

Second quarter 2008:
Fairway North & West	Kansas City	O	04/02/08	130,000	74.6%	$11,676

Corinth Office	Kansas City	O	06/20/08	141,000	75.3%	9,950

Second quarter totals				271,000	74.9%	$21,626

Third quarter 2008:
Chesapeake	Winston-Salem	I	07/20/08	250,000	100.0%	$8,150

Third quarter totals				250,000	100.0%	$8,150

Fourth quarter 2008:
Eastpark I, II & III	Nashville	O	12/31/08	193,000	83.7%	$20,850

Fourth quarter totals				193,000	83.7%	$20,850

2008 totals				744,000	85.9%	$56,676

1/	The letters “O” and “I” represent Office and Industrial, respectively.

Highwoods Properties, Inc.	26	12/31/08

Development Activity

Dollars in thousands

Property	Market	Type	Rentable Square Feet	Anticipated Total Investment	Investment @ 12/31/08			Pre Leased %	Estimated Completion Date	Estimated Stabilization Date
In - Process
Office:
FAA	Atlanta	O	100,000	$18,071		$11,382		100%	2Q 09	2Q 09
Jackson FBI	Jackson, MS	O	110,000	34,900		18,938		100%	2Q 09	2Q 09
Triad Centre III	Memphis	O	148,000	29,187		13,745		17%	3Q 09	2Q 11

Total or Weighted Average			358,000	$82,158		$44,065		66%

					$	Weighted	%	70%

Industrial:
River Point IV	Atlanta	I	200,000	$10,435		$8,628		50%	1Q 09	2Q 10

			200,000	$10,435		$8,628		50%

In-Process Total or Weighted Average			558,000	$92,593		$52,693		60%

					$	Weighted	%	68%

Completed Not Stabilized 1/
Office:
Cool Springs IV	Nashville	O	153,000	$27,597		$21,054		8%	3Q 08	1Q 10
Centregreen V	Raleigh	O	98,000	15,662		13,853		75%	1Q 08	3Q 09
Glenlake VI	Raleigh	O	122,000	24,448		22,872		57%	1Q 08	3Q 09
RBC Plaza 2/	Raleigh	O	292,000	76,056		69,543		93%	3Q 08	4Q 09

Total or Weighted Average			665,000	$143,763		$127,322		64%

					$	Weighted	%	69%

Grand Total or Weighted Average			1,223,000	$236,356		$180,015		62%

					$	Weighted	%	68%

Placed in Service in 4Q

Property	Market	Type	Rentable Square Feet	Anticipated Total Investment	Investment @ 12/31/08			Pre Leased %	Occ %	In-Service Date
Enterprise II	Piedmont Triad	I	418,000	$17,222		$16,049		91%	91%	12/01/08
Highwoods Baycenter I	Tampa	O	208,000	43,100		42,285		88%	82%	12/01/08

Total or Weighted Average			626,000	$60,322		$58,334		90%	88%

					$	Weighted	%	89%	85%

For-Sale Residential Condominiums

			Units For Sale	Units Sold	Gross Sale Proceeds	Gain 4/
RBC Plaza Condominiums 3/	Raleigh	As of 2/10/09	66	73	$30,529	$4,843

1/	“Completed Not Stabilized” properties are recorded in the Consolidated Balance Sheet in the Land and Building accounts, not Development-in-Process.
2/	Includes ancillary retail space on the ground level of approximately 11,000 square feet.
3/	In January 2007 the Company executed a Joint Venture agreement for this development. The Company has a 93% interest and consolidates this Joint Venture.
4/	Gain is net of Partner’s interest.

Highwoods Properties, Inc.	27	12/31/08

Development Land

December 31, 2008

Dollars in thousands

Market	Usable Acres	Total Estimated Market Value
Atlanta	233	$31,979
Raleigh	190	43,574
Greensboro	47	10,155
Richmond	33	8,325
Tampa	20	15,409
Nashville	16	8,100
Memphis	15	3,496
Orlando	15	16,364
Baltimore	7	1,800
Winston-Salem	3	1,500
Kansas City	1	2,100

Total 1/ 2/ 3/	580	$142,802

1/	Includes 75 acres currently undergoing infrastructure improvements, and thus classified as Development in Process on our consolidated balance sheet.
2/	Developable square footage on core land holdings, which constitute 490 of the total 580 acres, is approximately 5.1 million of office space and 2.5 million of industrial space.
3/	Includes 4.4 acres ($1.4 million based on expected gross proceeds) included in property held for sale at December 31, 2008.

Highwoods Properties, Inc.	28	12/31/08

Acquisition Activity

Dollars in thousands

Name	Market	Type	Date Acquired	Square Footage	Total Cost

First quarter 2008:
None

Second quarter 2008:
None

Third quarter 2008:
None

Fourth quarter 2008:
Penn Marc	Memphis	O	10/15/08	135,000	$14,968

Fourth quarter totals				135,000	14,968

2008 totals				135,000	$14,968

1/	The letter “O” represents Office.

Highwoods Properties, Inc.	29	12/31/08

Unconsolidated Joint Ventures Assets, Debt and Liabilities

December 31, 2008

Dollars in thousands

			Venture’s Books
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities

Board of Trade Investment Co.	O	49.00%	$7,288	$—	$373
Dallas County Partners I, LP	O/ I	50.00%	30,925	48,349	51,562
Dallas County Partners II, LP	O	50.00%	13,954	14,779	16,291
Dallas County Partners III, LP	O	50.00%	129	—	41
Fountain Three	O/I /R	50.00%	25,180	32,314	34,777
RRHWoods, LLC	O/M	50.00%	85,587	80,829	85,228
Kessinger/Hunter, LLC	—	26.50%	7,650	—	473
4600 Madison Associates, LP	O	12.50%	17,803	12,625	13,345
Highwoods DLF 98/29, LP	O	22.81%	146,221	74,730	79,678
Highwoods DLF 97/26 DLF 99/32, LP	O	42.93%	97,379	54,846	57,463
Concourse Center Associates, LLC	O	50.00%	13,207	8,679	8,785
Plaza Colonnade, LLC	O/R	50.00%	71,113	65,690	66,756
Highwoods KC Glenridge Office, LP	O	40.00%	22,825	16,364	17,030
Highwoods KC Glenridge Land, LP	O	40.00%	780	—	109
Highwoods KC Orlando, LLC	O	40.00%	201,101	139,440	146,249
Highwoods DLF Forum, LLC	O	25.00%	119,108	67,500	71,533

Total			$860,250	$616,145	$649,693

			Highwoods’ Share of Joint Venture
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities

Board of Trade Investment Co.	O	49.00%	$3,571	$—	$183
Dallas County Partners I, LP	O/ I	50.00%	15,463	24,175	25,781
Dallas County Partners II, LP	O	50.00%	6,977	7,390	8,146
Dallas County Partners III, LP	O	50.00%	65	—	21
Fountain Three	O/I /R	50.00%	12,590	16,157	17,389
RRHWoods, LLC	O/M	50.00%	42,794	40,415	42,614
Kessinger/Hunter, LLC	—	26.50%	2,027	—	125
4600 Madison Associates, LP	O	12.50%	2,225	1,578	1,668
Highwoods DLF 98/29, LP	O	22.81%	33,353	17,046	18,175
Highwoods DLF 97/26 DLF 99/32, LP	O	42.93%	41,805	23,546	24,669
Concourse Center Associates, LLC	O	50.00%	6,604	4,340	4,393
Plaza Colonnade, LLC	O/R	50.00%	35,557	32,845	33,378
Highwoods KC Glenridge Office, LP	O	40.00%	9,130	6,546	6,812
Highwoods KC Glenridge Land, LP	O	40.00%	312	—	44
Highwoods KC Orlando, LLC	O	40.00%	80,440	55,776	58,500
Highwoods DLF Forum, LLC	O	25.00%	29,772	16,872	17,880

Total 2/			$322,685	$246,686	$259,778

1/	The letters “O”, “I”, “R”, and “M” represent Office, Industrial, Retail, and Multi-Family, respectively.
2/	Highwoods’ share of equity from these tables will not equal Investments in Unconsolidated Affiliates on the Consolidated Balance Sheet due to various purchase accounting and related adjustments as well as negative investment balances reclassed to Liabilities, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	30	12/31/08

Unconsolidated Joint Ventures Income

For the Three Months Ended December 31, 2008

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income/ (Loss)

Board of Trade Investment Co.	49.00%	$581	$379	$—	$138	$64
Dallas County Partners I, LP	50.00%	2,713	1,732	759	448	(226)
Dallas County Partners II, LP	50.00%	1,670	819	369	217	265
Dallas County Partners III, LP	50.00%	59	59	—	(3)	3
Fountain Three	50.00%	1,919	1,012	522	327	58
RRHWoods, LLC	50.00%	4,440	2,636	943	1,059	(198)
Kessinger/Hunter, LLC	26.50%	4,205	3,659	—	152	394
4600 Madison Associates, LP	12.50%	1,333	698	221	404	10
Highwoods DLF 98/29, LP	22.81%	4,903	1,754	1,244	1,225	680
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	3,581	1,596	1,062	1,011	(88)
Concourse Center Associates, LLC	50.00%	498	153	159	78	108
Plaza Colonnade, LLC	50.00%	2,562	950	962	556	94
Highwoods KC Glenridge Office, LP	40.00%	805	508	210	174	(87)
Highwoods KC Glenridge Land, LP	40.00%	—	2	—	—	(2)
Highwoods KC Orlando, LLC	40.00%	8,163	3,546	1,838	1,872	907
Highwoods DLF Forum, LLC	25.00%	3,474	1,189	878	1,459	(52)

Total		$40,906	$20,692	$9,167	$9,117	$1,930

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income/ (Loss)

Board of Trade Investment Co.	49.00%	$285	$186	$—	$67	$32
Dallas County Partners I, LP	50.00%	1,356	866	379	224	(113)
Dallas County Partners II, LP	50.00%	835	409	185	109	132
Dallas County Partners III, LP	50.00%	30	29	—	(2)	3
Fountain Three	50.00%	960	506	261	164	29
RRHWoods, LLC	50.00%	2,220	1,318	471	530	(99)
Kessinger/Hunter, LLC	26.50%	1,114	970	—	41	103
4600 Madison Associates, LP	12.50%	167	87	27	51	2
Highwoods DLF 98/29, LP	22.81%	1,118	400	284	280	154
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	1,537	685	456	434	(38)
Concourse Center Associates, LLC	50.00%	249	76	80	39	54
Plaza Colonnade, LLC	50.00%	1,281	475	481	278	47
Highwoods KC Glenridge Office, LP	40.00%	322	203	84	69	(34)
Highwoods KC Glenridge Land, LP	40.00%	—	1	—	—	(1)
Highwoods KC Orlando, LLC	40.00%	3,265	1,418	735	749	363
Highwoods DLF Forum, LLC	25.00%	868	297	220	365	(14)

Total 1/ 2/		$15,607	$7,926	$3,663	$3,398	$620

1/	Highwoods’ share of Depreciation and Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.
2/	Highwoods’ share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	31	12/31/08

Unconsolidated Joint Ventures Income

For the Year Ended December 31, 2008

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income/ (Loss)

Board of Trade Investment Co.	49.00%	$2,324	$1,567	$—	$562	$195
Dallas County Partners I, LP	50.00%	11,018	6,800	3,078	1,891	(751)
Dallas County Partners II, LP	50.00%	6,784	3,346	1,595	865	978
Dallas County Partners III, LP	50.00%	253	232	—	2	19
Fountain Three	50.00%	8,065	3,943	2,115	1,651	356
RRHWoods, LLC	50.00%	17,657	10,155	3,826	4,257	(581)
Kessinger/Hunter, LLC	26.50%	16,457	14,557	—	602	1,298
4600 Madison Associates, LP	12.50%	5,111	2,426	913	1,606	166
Highwoods DLF 98/29, LP	22.81%	19,412	6,817	4,972	5,111	2,512
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	15,826	6,245	4,277	3,832	1,472
Concourse Center Associates, LLC	50.00%	1,939	572	639	310	418
Plaza Colonnade, LLC	50.00%	9,988	3,678	3,853	2,197	260
Highwoods KC Glenridge Office, LP	40.00%	3,343	1,797	837	768	(59)
Highwoods KC Glenridge Land, LP	40.00%	—	9	—	—	(9)
Highwoods KC Orlando, LLC	40.00%	33,025	13,863	7,401	7,435	4,326
Highwoods DLF Forum, LLC	25.00%	10,364	3,640	2,611	4,246	(133)

Total		$161,566	$79,647	$36,117	$35,335	$10,467

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income/ (Loss)

Board of Trade Investment Co.	49.00%	$1,139	$768	$—	$275	$96
Dallas County Partners I, LP	50.00%	5,509	3,400	1,539	946	(376)
Dallas County Partners II, LP	50.00%	3,392	1,673	798	433	488
Dallas County Partners III, LP	50.00%	127	116	—	1	10
Fountain Three	50.00%	4,033	1,972	1,058	826	177
RRHWoods, LLC	50.00%	8,829	5,078	1,913	2,129	(291)
Kessinger/Hunter, LLC	26.50%	4,361	3,858	—	160	343
4600 Madison Associates, LP	12.50%	639	303	114	201	21
Highwoods DLF 98/29, LP	22.81%	4,428	1,555	1,134	1,166	573
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	6,794	2,681	1,836	1,645	632
Concourse Center Associates, LLC	50.00%	970	286	320	155	209
Plaza Colonnade, LLC	50.00%	4,994	1,839	1,927	1,099	129
Highwoods KC Glenridge Office, LP	40.00%	1,337	719	335	307	(24)
Highwoods KC Glenridge Land, LP	40.00%	—	4	—	—	(4)
Highwoods KC Orlando, LLC	40.00%	13,210	5,545	2,960	2,974	1,731
Highwoods DLF Forum, LLC	25.00%	2,591	910	653	1,062	(34)

Total 1/ 2/		$62,353	$30,707	$14,587	$13,379	$3,680

1/	Highwoods’ share of Depreciation and Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.
2/	Highwoods’ share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	32	12/31/08

Joint Ventures Long-Term Debt Detail 1/

Dollars in thousands

Joint Venture	Own %	Lender	Interest Rate	Maturity Date	Loan Balance 12/31/08

Dallas County Partners I, LP	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	$41,245
Dallas County Partners I, LP	50.0%	Regions	6.30%	Jun-14	3,410
Dallas County Partners I, LP	50.0%	Thrivent	8.45%	Aug-10	1,546
Dallas County Partners I, LP	50.0%	Bankers Trust	8.00%	Jul-11	1,137
Dallas County Partners I, LP	50.0%	Sun Life	5.92%	Feb-16	1,011

			6.31%		48,349

Dallas County Partners II, LP	50.0%	Principal Life Insurance Company	10.19%	Jun-13	14,779

Fountain Three	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	16,462
Fountain Three	50.0%	Thrivent	7.00%	Sep-12	5,129
Fountain Three	50.0%	Thrivent	6.01%	Oct-10	3,642
Fountain Three	50.0%	Thrivent	6.01%	Apr-09	3,642
Fountain Three	50.0%	Lehman Brothers	8.02%	Jul-09	3,439

			6.47%		32,314

RRHWoods, LLC	50.0%	Bank of America	6.80%	Sep-12	26,078
RRHWoods, LLC	50.0%	Industrial Revenue Bonds /2	2.14%	Nov-15	23,000
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	5.85%	Mar-16	8,352
RRHWoods, LLC	50.0%	Industrial Revenue Bonds /2	2.14%	Sep-15	6,000
RRHWoods, LLC	50.0%	Industrial Revenue Bonds /2	2.49%	Nov-15	5,500
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	4,555
RRHWoods, LLC	50.0%	UNUM Life Insurance Company	5.67%	Mar-17	3,934
RRHWoods, LLC	50.0%	Regions	6.30%	Jun-14	3,410

			4.63%		80,829

Plaza Colonnade, LLC	50.0%	Met Life	5.72%	Jan-17	48,005
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.90%	Mar-24	11,620
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	6.00%	Mar-16	4,290
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.38%	Mar-10	1,775

			5.76%		65,690

Highwoods KC Orlando, LLC	40.0%	Met Life	5.21%	Jul-14	139,440
Highwoods DLF Forum, LLC	25.0%	Jackson National Life Insurance Company	5.13%	Nov-13	67,500
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	Massachusetts Mutual Life Ins. Co.	7.66%	May-12	54,846
Highwoods DLF 98/29, LP	22.8%	USG Annuity & Life Company	6.78%	Apr-11	47,080
Highwoods DLF 98/29, LP	22.8%	Goldman Sachs	6.11%	Jul-17	27,650
Highwoods KC Glenridge Office	40.0%	Wachovia	4.84%	May-14	16,364
4600 Madison Associates, LLC	12.5%	State Farm	6.85%	Apr-18	12,625
Concourse Center Associates, LLC	50.0%	Lincoln National Life Insurance Co.	6.95%	Jul-10	8,679

			5.90%		374,184

			5.88%		$616,145

Highwoods’ share of the above					$246,686

1/	Excludes loans related to two “consolidated” joint ventures.
2/	Floating rate loan based on market rates.

Highwoods Properties, Inc.	33	12/31/08

Joint Ventures Portfolio Summary

As of December 31, 2008

Summary by Location:

Market	Rentable Square Feet	Occupancy	Percentage of Annualized Cash Revenue Highwoods’ Share Only 1/
			Office	Industrial	Retail	Multi-Family	Total
Des Moines 2/	2,505,000	87.1%	27.0%	4.3%	0.7%	3.3%	35.3%
Orlando	1,852,000	89.0%	27.6%	—	—	—	27.6%
Atlanta	835,000	91.7%	11.0%	—	—	—	11.0%
Kansas City	714,000	83.1%	8.5%	—	—	—	8.5%
Raleigh	814,000	90.4%	7.3%	—	—	—	7.3%
Richmond	413,000	100.0%	5.1%	—	—	—	5.1%
Piedmont Triad	364,000	43.0%	2.1%	—	—	—	2.1%
Tampa	205,000	94.2%	1.9%	—	—	—	1.9%
Charlotte	148,000	100.0%	0.7%	—	—	—	0.7%
Other	110,000	100.0%	0.5%	—	—	—	0.5%

Total 3/	7,960,000	87.3%	91.7%	4.3%	0.7%	3.3%	100.0%

1/	Annualized Cash Revenue is December, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Excludes 418 apartment units and related occupancy percentage of 90.4%.
3/	Includes 618,000 square feet of properties in joint ventures that are consolidated.

Highwoods Properties, Inc.	34	12/31/08

Joint Ventures Lease Expirations

December 31, 2008

Dollars in thousands

Year	Rentable Square Feet Expiring 1/	Percent of Rentable Square Feet 1/	Annualized Cash Revenue 2/	Average Rental Rate	Percent of Annualized Cash Revenue 2/

Total

2009	747,832	10.8%	$15,737	$21.04	11.3%
2010	818,824	11.8%	15,810	19.31	11.4%
2011	1,111,252	16.0%	22,314	20.08	16.1%
2012	592,906	8.5%	12,510	21.10	9.0%
2013	1,321,137	19.0%	25,204	19.08	18.0%
2014	698,579	10.1%	14,682	21.02	10.6%
2015	714,465	10.3%	13,297	18.61	9.6%
2016	53,508	0.8%	1,363	25.47	1.0%
2017	523,678	7.5%	11,652	22.25	8.4%
2018	78,634	1.1%	1,803	22.93	1.3%
2019 and thereafter	281,340	4.1%	4,635	16.47	3.3%

	6,942,155	100.0%	$139,007	$20.02	100.0%

1/	Includes square feet expiring in properties in joint ventures that are consolidated.
2/	Annualized Cash Revenue is December, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	35	12/31/08

Joint Venture Acquisition and Disposition Activity

Dollars in thousands

Acquisitions

Name	Market	Type	Date Acquired	Square Footage	Total Cost 2/

First quarter 2008:
None

Second quarter 2008:
Forum	Raleigh	O	04/03/08	635,000	$28,000

Third quarter 2008:
None

Fourth quarter 2008:
None

Dispositions

Name	Market	Type	Date Sold	Square Footage	Occupancy	Gross Sales Price

First quarter 2008:
None

Second quarter 2008:
None

Third quarter 2008:
None

Fourth quarter 2008:
None

1/	The letters “O” represents Office.
2/	Reflects Highwoods pro-rata share only.

Highwoods Properties, Inc.	36	12/31/08